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                                   EXHIBIT 23

                        Consent of DELOITTE & TOUCHE LLP



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-48021, No. 33-52700, No. 33-80172, No. 33-84022, No. 33-71080 and No.
33-80170 of Metatec Corporation on Form S-8 of our reports dated February 9, 1996, included in this Annual Report on Form 10-K of Metatec Corporation for the year ended December 31, 1995.


/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
March 22, 1996
Columbus, Ohio